PRELIMINARY COPIES

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 28, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under to §240.14a-12

Angel Oak Financial Strategies Income Term Trust
(Name of Registrant as Specified In Its Charter)

Trevor Montano

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPIES

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 28, 2026

2026 ANNUAL MEETING OF SHAREHOLDERS

OF

Angel Oak Financial Strategies Income Term Trust (FINS)

_________________________

PROXY STATEMENT

OF

TREVOR MONTANO

_________________________

Dear fellow shareholders:

This proxy statement (including the Appendices hereto, this “Proxy Statement”) and the accompanying GREEN proxy card are being furnished to you, the shareholders of Angel Oak Financial Strategies Income Term Trust (“FINS” or the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, in connection with the solicitation of proxies by Trevor Montano (“Mr. Montano” or “I”), a shareholder owning 66,100 common shares (the “Shares”) of the Fund.

The 2026 Annual Meeting of Shareholders is scheduled to be held at the offices of the Adviser, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, at 1:00 p.m. Eastern Time, on September 25, 2026, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”). Only the Fund’s shareholders of record as of the close of business on July 10, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. According to the Fund, on the Record Date, 33,416,851.4 common shares and 2,000,000 Series A Mandatorily Redeemable Preferred Shares (the “MRPS”) were issued and outstanding, and each common share is entitled to one vote on each matter to be voted on by common shareholders.

At the Annual Meeting, Mr. Montano is soliciting your proxy to: (1) elect Mr. Montano as a Class II Trustee of the Fund; and (2) approve Mr. Montano’s proposal that the Fund terminate its Investment Advisory Agreement with Angel Oak Capital Advisors, LLC (the “Adviser”). Mr. Montano also makes certain recommendations set forth in this Proxy Statement with respect to the other matters the Fund has scheduled for the Annual Meeting.

The Fund has stated that the following matters will be considered at the Annual Meeting:

Fund Proposal 1. Election of Keith M. Schappert and Andrea N. Mullins as Class II Trustees, each to serve until the Fund’s 2028 annual meeting or until his or her successor is duly elected and qualified;

Fund Proposal 2. In the case of holders of the Fund’s MRPS, election of Ira P. Cohen as a Class III Trustee of the Fund;

Fund Proposal 3. Approval of an amendment to the Fund’s Declaration of Trust to lower the threshold for shareholders, and for Trustees, to remove a Trustee for “Cause” from 75% to 66.67%;

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Fund Proposal 4. Approval of adjournments of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve the proposals or to establish a quorum; and

Fund Proposal 5. Ratification of the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

In addition, Mr. Montano intends to present at the Annual Meeting his proposal that the Fund terminate its Investment Advisory Agreement with the Adviser, as described below under “Matters Mr. Montano Is Presenting at the Annual Meeting.” The Fund has taken the position that Mr. Montano’s nomination and proposal are not properly before the Annual Meeting. Mr. Montano disagrees. See “Matters Concerning the Nominee’s Standing to Nominate and Make a Proposal.”

Matters Concerning the Nominee’s Standing to Nominate and Make a Proposal

Background. Mr. Montano submitted his notice of nomination and the Termination Proposal to the Fund on May 30, 2026 (delivered June 1, 2026) (the “Notice”), under the advance-notice provisions of Article III, Section 2 of the Fund’s By-Laws. The advance-notice deadline had become keyed to the Fund’s own announcement of the meeting date, which the Fund made at approximately 4:15 p.m. Eastern Time on Friday, May 22, 2026, ahead of the Memorial Day weekend, leaving four business days before the June 1, 2026 deadline; the same announcement first disclosed the $50 million MRPS issuance and the nomination of the incumbent Chair to a preferred-elected Board seat. By letters dated June 10, 2026 and July 23, 2026 (sent by Sullivan & Cromwell LLP on the Fund’s behalf), the Fund took the position that the Notice is defective under the By-Laws — principally that Mr. Montano was not a shareholder of record when the Notice was delivered — and that the deadline to cure had passed. Mr. Montano responded by letters dated July 18, 2026 and July 27, 2026 and declined the Fund’s request to withdraw the Notice.

Mr. Montano’s position. Mr. Montano believes the Notice was submitted in good faith and in compliance with the By-Laws and applicable law, and that his solicitation is being conducted in accordance with Section 14(a) of the Exchange Act and Regulation 14A. Mr. Montano attempted to become a shareholder of record, but the Fund’s transfer agent rejected the transfer, and this rejection and the process to become a shareholder of record are currently being investigated by Mr. Montano. Mr. Montano reserves all rights, claims and defenses, including the right to seek relief with respect to the Fund’s rejection of the Notice. Because the Fund has taken the position that Mr. Montano’s nomination and the Termination Proposal are not properly before the Annual Meeting, there can be no assurance that they will be presented or voted upon at the Annual Meeting, or that these matters will not become the subject of litigation.

AS A FELLOW SHAREHOLDER, TREVOR MONTANO IS SOLICITING PROXIES TO VOTE FOR HIM AS A CLASS II TRUSTEE AND FOR HIS PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT.

I URGE YOU NOT TO RETURN THE WHITE PROXY CARD SENT TO YOU BY THE FUND

If you have already sent a proxy card furnished by the Fund’s management, you have every right to change your vote by signing, dating, and returning the enclosed GREEN proxy card. Only your latest dated proxy card counts.

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, I have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. I take no responsibility for the accuracy or completeness of any information that I expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Please refer to the Fund’s proxy soliciting material for additional information concerning the Annual Meeting and the matters to be considered by shareholders.

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Mr. Montano intends to deliver this Proxy Statement and the accompanying Form of GREEN Proxy Card to holders of at least the percentage of the Fund’s voting common shares required under applicable law to elect Mr. Montano and approve the proposal that the Fund terminate its Investment Advisory Agreement with the Adviser at the Annual Meeting and otherwise intends to solicit proxies or votes from common shareholders of the Fund in support thereof. This proxy solicitation is being made by Mr. Montano and not on behalf of the Board or management of the Fund or any other third party. Mr. Montano is not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GREEN proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

This Proxy Statement and GREEN proxy card will become available free of charge on the website of the U.S. Securities and Exchange Commission at www.sec.gov/search-filings. If you have any questions or require assistance voting your Shares, please contact Trevor Montano, 4250 Fairfax Dr, Suite 600, Arlington, Virginia 22203.

REASON FOR THE SOLICITATION

Mr. Montano is committed to improving the Fund for the benefit of all shareholders and, to this end, has nominated himself as an independent nominee for the Board of Trustees and is presenting a resolution to terminate the current Adviser. If duly elected, he intends to bring fresh ideas and perspectives to address the Fund’s historical deep trading discount. Shareholders of FINS should be afforded the opportunity to realize the full value of their Shares, which has not been available to them since February 27, 2020, over six straight years.

MATTERS MR. MONTANO IS PRESENTING AT THE ANNUAL MEETING

A. Election of Trevor Montano as a Class II Trustee

Mr. Montano is seeking your support at the Annual Meeting to elect him (the “Nominee”) as a Class II Trustee, to serve a term expiring at the 2028 Annual Meeting. This is the same class of Trustee for which the Fund has nominated Keith M. Schappert and Andrea N. Mullins (Fund Proposal 1). A vote FOR Mr. Montano on the GREEN proxy card is a vote to replace one of the Fund’s incumbent nominees with Mr. Montano.

Mr. Montano is pursuing a role as Trustee because the Board greatly needs a new, truly independent Trustee who understands the FINS business and investment strategy and will make decisions in the best interests of all shareholders.

Mr. Montano has agreed to the nomination and is willing to serve if elected. In the event that Mr. Montano is unable to serve or for good cause will not serve, the Shares represented by the GREEN proxy card will be voted for a substitute candidate selected by Mr. Montano, a right that Mr. Montano has reserved. Mr. Montano does not currently hold, and has not at any time held, any position with the Fund; does not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940); is not, and will not be, an “interested person” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940; and believes that he presently is, and if elected will be, an “independent Trustee” within the meaning of (i) applicable New York Stock Exchange listing standards, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended.

Mr. Montano, if elected, will constitute a minority of the Board. As such, there can be no assurance that his election will improve the Fund’s business or otherwise enhance shareholder value. Your vote to elect him will have the legal effect of replacing an incumbent Trustee of the Fund with Mr. Montano.

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Information About the Nominee

Name: Trevor Montano

Age: 47

Business Address: 4250 Fairfax Dr. Ste 600, Arlington, Virginia 22203

Nationality: U.S. Citizen and U.K. Citizen

# and class of shares owned: 66,100 common shares (as of July 10, 2026, the Record Date)

Date of Acquisitions & intent of purchase: see Appendix A

Position(s) Held with the Fund: None

Term of Office and Length Served: N/A

Number of Portfolios in Fund Complex Overseen by Nominee: None

Other Trusteeships or Public Company Directorships Held by Nominee: Eagle Bancorp, Inc. and Blue Ridge Bankshares, Inc.

Principal Occupation(s) During Past 5 Years and Qualifications:

Trevor Montano is the Founder and Managing Member of West Potomac Capital LLC (WPC), a private investment firm where he has been employed since March 2020. In addition to deploying capital into the financial services sector, Mr. Montano also founded WPC to support Community Development Financial Institutions (CDFIs) located in low- and moderate-income communities.

Mr. Montano has a substantial amount of experience overseeing, managing and underwriting fixed income regulatory capital instruments such as those managed by FINS.

Prior to founding WPC, Mr. Montano spent 20 years in investment banking and portfolio management focused on the financial services sector. As a strategic and financial advisor, he advised on M&A, capital raising and other structured financing transactions and worked closely with U.S. and foreign banks, CDFIs, specialty finance companies, broker-dealers, financial technology businesses, and governments. As an accomplished corporate finance advisor, Mr. Montano has completed more than 30 strategic M&A and capital raising transactions worth over $35 billion in transaction value.

Mr. Montano also spent 3 years in public service as the Chief Investment Officer at the U.S. Department of the Treasury (2014–2017) where he was responsible for managing financial institution investments made by the U.S. Government under the Troubled Asset Relief Program (TARP). Mr. Montano assumed responsibility for, and management of, the ~$5 billion investment portfolio (~100 institutions) in 2014 and largely wound it down over three years. He also served on the Federal Financing Bank’s credit committee.

Mr. Montano received his MBA from Columbia Business School and is a graduate of the School of Business at George Mason University. He is a CFA Charterholder and member of the Economic Club of Washington D.C. and the Council on Foreign Relations. He also serves as a member of the Board of Visitors for George Mason University and as a Board member at Eagle Bancorp, Inc. and Blue Ridge Bankshares, Inc.

As of the close of business on the Record Date, the dollar range of equity securities of FINS beneficially owned by the Nominee and the aggregate dollar range of equity securities in all Registered Investment Companies to be overseen by the Nominee in the Fund Complex, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies to be overseen by Nominee in the Fund Complex
Trevor Montano	over $100,000	over $100,000

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The Nominee does not currently oversee any portfolios in FINS’s Fund Complex. As of the Record Date, Mr. Montano owned 66,100 common shares of FINS. For information regarding purchases and sales of securities of FINS during the past two (2) years by Mr. Montano, see Appendix A hereto (which is incorporated herein by reference). Mr. Montano has consented to be named in this Proxy Statement and to serve as a Trustee of FINS, if elected. Except as described under “Matters Concerning the Nominee’s Standing to Nominate and Make a Proposal” and “Status of the Rule 14a-8 Proposal,” Mr. Montano is not a party to, and does not have a material interest adverse to the Fund or any of its subsidiaries in, any material pending legal proceeding. Mr. Montano has reserved all rights, including the right to seek relief in connection with the Fund’s rejection of the Notice and the potential exclusion of the Termination Proposal; as of the date of this Proxy Statement, no such proceeding has been commenced.

IF YOU AGREE THAT SHAREHOLDERS NEED A NEW, INDEPENDENT TRUSTEE, PLEASE VOTE FOR TREVOR MONTANO ON THE GREEN PROXY CARD.

Voting Requirement

Provided that a quorum is present, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee. Votes withheld, and abstentions, will have the same effect as a vote against election. This is a “non-routine” matter; if you hold Shares in “street name” and do not provide voting instructions, your broker, bank or other nominee will not be permitted to vote your Shares, and those Shares will constitute broker non-votes, which will have the same effect as a vote against election. In a contested solicitation, banks, brokers and other nominees do not have discretion to vote uninstructed Shares on any proposal. Per the Fund’s proxy statement, the holders of the Fund’s Series A Mandatorily Redeemable Preferred Shares (the “MRPS”) vote together with the holders of common shares in the election of Class II Trustees. Based on a Form 3 filed with the SEC, all 2,000,000 outstanding MRPS are held by MetLife Investment Management, and those shares will be voted in this election alongside the common shares.

B. Mr. Montano’s Proposal to Terminate the Investment Advisory Agreement

Mr. Montano intends to present the following proposal (the “Termination Proposal”) at the Annual Meeting, and is soliciting your proxy to vote FOR it:

RESOLVED, that the Investment Advisory Agreement between Angel Oak Financial Strategies Income Term Trust (the “Fund”) and Angel Oak Capital Advisors, LLC (the “Adviser”), dated October 1, 2025, as since amended or novated (the “Advisory Agreement”), and any other advisory and investment management agreements between the Fund and the Adviser, including any sub-investment advisory agreement(s) between or among the Fund, the Adviser and its affiliates, successors or assigns, each as since amended or novated, shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15 of the Advisory Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

This Proposal is in the best interest of shareholders because the Board has never conducted a competitive process to select an Adviser at competitive advisory fees, and the Fund, as advised by the current Adviser, has persistently traded at a substantial discount to Net Asset Value. Mr. Montano has no material interest in this Proposal other than his interest as a common shareholder in improving Fund performance, which is shared equally with all other common shareholders on a pro rata basis.

Mr. Montano submitted the Termination Proposal to the Fund both (i) as a proposal for inclusion in the Fund’s own proxy materials pursuant to Rule 14a-8 under the Exchange Act, and (ii) as a business proposal under the advance-notice provisions of the Fund’s By-Laws, to be presented at the Annual Meeting. These are two legally distinct and procedurally independent paths, and Mr. Montano is making only one Rule 14a-8 proposal, as permitted by the Exchange Act. The Fund has taken the position that the Termination Proposal is not properly before the Annual Meeting; Mr. Montano disagrees. See “Matters Concerning the Nominee’s Standing to Nominate and Make a Proposal.”

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Status of the Rule 14a-8 Proposal. The Fund has taken steps to exclude the Termination Proposal from its own proxy materials. By letter dated June 12, 2026, the Fund asserted that the Rule 14a-8 submission was procedurally deficient for lack of proof of ownership under Rule 14a-8(b); Mr. Montano cured that deficiency by letter dated June 24, 2026, enclosing a statement from J.P. Morgan Securities LLC (a Depository Trust Company participant) confirming continuous beneficial ownership of FINS common shares with a market value exceeding $25,000 for more than one year. On July 9, 2026, the Fund submitted a letter to the staff of the U.S. Securities and Exchange Commission’s Division of Investment Management, pursuant to Rule 14a-8(j), stating that it intends to omit the Termination Proposal from its definitive proxy materials — principally in reliance on Rule 14a-8(i)(4) — and requesting a waiver of the 80-day filing requirement of Rule 14a-8(j). Mr. Montano submitted a letter to the staff the same day opposing exclusion, and the Fund replied on July 10, 2026. As of the date of this Proxy Statement, the staff has not responded to the Fund’s request, and the Fund has not included the Termination Proposal in its preliminary proxy materials. In Mr. Montano’s view, the Fund’s letter was not filed within the 80-day period required by Rule 14a-8(j), and the Termination Proposal is not properly excludable; omitting it from the Fund’s proxy materials would be inconsistent with the Fund’s obligations under Rule 14a-8 and Section 14(a) of the Exchange Act. Mr. Montano expects that the Fund will exclude the Termination Proposal from its proxy materials. Accordingly, this Proxy Statement and the accompanying GREEN proxy card are the means by which Mr. Montano is asking shareholders to vote on the Termination Proposal at the Annual Meeting.

Voting Requirement

Under Section 15(a)(3) of the Investment Company Act of 1940, an investment advisory contract may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice. Accordingly, approval of the Termination Proposal requires the vote of a “majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present or represented by proxy if more than 50% of the outstanding voting securities are present or represented, or (ii) more than 50% of the outstanding voting securities. Abstentions and broker non-votes will have the same effect as a vote against the Termination Proposal. In addition, because the “outstanding voting securities” of the Fund include the MRPS, the 2,000,000 outstanding MRPS — held, based on a Form 3 filed with the SEC, by MetLife Investment Management — are counted toward the majority-of-outstanding-voting-securities threshold for the Termination Proposal, together with the 33,416,851 common shares outstanding on the Record Date, for a combined 35,416,851 voting shares.

THE FUND’S PROPOSALS — MR. MONTANO’S RECOMMENDATIONS

Fund Proposal 1 — Election of Class II Trustees (Schappert and Mullins). The Fund has nominated Keith M. Schappert and Andrea N. Mullins. For the reasons set forth above under “Matters Mr. Montano Is Presenting — A. Election of Trevor Montano as a Class II Trustee,” Mr. Montano urges you to vote “FOR” Trevor Montano on the GREEN proxy card. These are the same two incumbents who did not receive sufficient votes to be elected at the 2025 Annual Meeting and who have since continued in office as holdover Trustees.

Fund Proposal 2 — Election of Ira P. Cohen as a Class III Trustee (holders of MRPS only). On May 22, 2026, the Fund agreed to issue 2,000,000 MRPS to a single institutional purchaser, which is entitled to elect two “Preferred Trustees.” The Board has nominated Ira P. Cohen, the incumbent Chair, to one of those preferred-elected seats. Only holders of MRPS are entitled to vote on Fund Proposal 2. Mr. Montano makes no recommendation.

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Fund Proposal 3 — Amendment to the Declaration of Trust. The Fund proposes to amend Article IV, Section 3 of its Declaration of Trust to lower the threshold for shareholders, and for Trustees, to remove a Trustee for “Cause” from 75% to 66.67%. Approval requires a “majority of the outstanding voting securities” (1940 Act definition). Mr. Montano recommends you vote “FOR” Fund Proposal 3 on the GREEN proxy card.

Fund Proposal 4 — Approval of Adjournments. The Fund seeks authority to adjourn the Annual Meeting to solicit additional proxies. Approval requires a majority of the shares represented at the Meeting. Mr. Montano urges you to vote “AGAINST” Proposal 4 on the GREEN proxy card.

Fund Proposal 5 — Ratification of Cohen & Company, Ltd. The Fund asks shareholders to ratify Cohen & Company, Ltd. as its independent registered public accounting firm for the fiscal year ending January 31, 2027. Ratification requires a majority of the shares voted; abstentions and broker non-votes have no effect. Mr. Montano makes no recommendation.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

Except as set forth in this Proxy Statement, Mr. Montano is not aware of any matters affecting the Fund to be brought before the Annual Meeting. Should other matters properly be brought before the Annual Meeting that Mr. Montano is unaware of a reasonable time before this solicitation, the GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on such matters and on all matters incident to the conduct of the Annual Meeting, to the extent permitted by Rule 14a-4(c). Execution and delivery of a proxy by a record holder of common shares will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE ANNUAL MEETING

Proxies, Quorum and Voting at the Annual Meeting

Per the Fund’s proxy, the holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote on any matter at the Annual Meeting, present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. According to the Fund, on the Record Date, 33,416,851.4 common shares and 2,000,000 MRPS were issued and outstanding, and each common share is entitled to one vote.

When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote uninstructed shares on any of the proposals presented at the Annual Meeting under applicable stock exchange rules. Accordingly, if you do not submit voting instructions to your bank, broker or other nominee, your shares will not be counted in determining the outcome of any proposal and will not be counted for purposes of determining whether a quorum is present.

Mr. Montano may not attend the Annual Meeting to prevent a Quorum: If you give Mr. Montano your proxy, he will take all steps necessary and lawful to obtain truly independent representation on the Board and to seek approval of the Termination Proposal. Due to the complexities of corporate law, under certain circumstances, voting your shares at all could help create a quorum which could allow management’s nominees to be elected or the Termination Proposal to be defeated. If Mr. Montano believes that voting the proxies he receives would cause there to be a quorum and that his objectives would not be achieved, he may not attend the Annual Meeting and may withhold all proxies.

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Annual Meeting in person (mere attendance will not in and of itself constitute a revocation).

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Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned to Trevor Montano at 4250 Fairfax Dr. Ste 600, Arlington, VA 22203, in time to be voted at the Annual Meeting. If you wish to vote in accordance with our recommendations, you must submit the GREEN proxy card and must not subsequently submit the Fund’s proxy card. IF YOU HAVE ALREADY RETURNED THE FUND’S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card.

Participants in the Solicitation and Solicitation of Proxies

Mr. Montano is the only participant in this solicitation. He is acting individually; there are no other participants, and no associate of Mr. Montano has any interest in the matters to be acted upon other than as described herein. Mr. Montano has not engaged any proxy solicitor and has not employed any regular, specially engaged, or other persons to solicit proxies. Proxies may be solicited by Mr. Montano by mail, email, telephone, facsimile, other electronic means, and in person.

The entire expense of soliciting proxies is being borne by Mr. Montano. Because he believes that the Fund’s shareholders will benefit from the solicitation, he intends to seek reimbursement from the Fund to the fullest extent permitted by law of all expenses he incurred in connection with the solicitation. Mr. Montano does not intend to submit the question of such reimbursement to a vote of shareholders unless otherwise required by law; such reimbursement is not guaranteed. Mr. Montano estimates that his total expenditures relating to the solicitation will be approximately [$●], of which approximately [$●] has been spent to date.

DISCLAIMER

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22), except for the Shares of the Fund beneficially owned by Mr. Montano as described herein; (iii) no Participant directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22), except as set forth in Appendix A; (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), Trustee (or person nominated to become an Officer or Trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund, including joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no Participant and no Immediate Family Member of any Participant or any of his associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, in which the amount involved exceeds $120,000 and to which the Fund or certain related persons (as specified in Item 22) was or is a party; (ix) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with the Fund or certain related persons (as specified in Item 22); (x) no Participant or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than Mr. Montano’s interest, in his capacity as a common shareholder, in his nomination as a Class II Trustee and in the Termination Proposal; (xii) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person controlling, controlled by, or under common control with any of those, serves; and (xiii) no Participant has withheld information required to be disclosed under Item 401(f), Item 401(g) or Item 405 of Regulation S-K under the Exchange Act.

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APPENDIX A

Trevor Montano’s transactions in Shares of the Fund During the Past Two Years:

Trade Date	Common Shares Purchased/(Sold)	Transaction Type
10/21/2024	1,000	Open Market Purchase
11/4/2024	10,500	Open Market Purchase
11/11/2024	1,500	Open Market Purchase
3/10/2025	1,000	Open Market Purchase
3/11/2025	1,500	Open Market Purchase
4/3/2025	2,756	Open Market Purchase
4/4/2025	3,850	Open Market Purchase
4/17/2025	1,000	Open Market Purchase
7/23/2025	4,800	Open Market Purchase
7/24/2025	8,078	Open Market Purchase
7/30/2025	(3,178)	Open Market Sale
8/14/2025	1,000	Open Market Purchase
8/15/2025	499	Open Market Purchase
9/8/2025	230	Open Market Purchase
9/18/2025	3,565	Open Market Purchase
9/19/2025	1,400	Open Market Purchase
2/19/2026	380	Open Market Purchase
2/24/2026	2,127	Open Market Purchase
2/27/2026	1,602	Open Market Purchase
3/2/2026	5,691	Open Market Purchase
3/3/2026	5,900	Open Market Purchase
3/4/2026	800	Open Market Purchase
3/11/2026	7,800	Open Market Purchase
3/27/2026	1,700	Open Market Purchase
4/21/2026	500	Open Market Purchase
5/27/2026	100	Open Market Purchase

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APPENDIX B

Form of GREEN Proxy Card

Angel Oak Financial Strategies Income Term Trust

Proxy Card for 2026 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY TREVOR MONTANO AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST.

The undersigned, revoking previous proxies, if any, appoints Trevor Montano, the attorney, agent, and proxy of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC, located at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, on September 25, 2026, at 1:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the matters set forth below and any other matters properly brought before the Annual Meeting.

If this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” TREVOR MONTANO as a Class II Trustee, “FOR” the Termination Proposal, “FOR” Fund Proposal 3, “AGAINST” Fund Proposal 4 and “ABSTAIN” for Fund Proposal 5. None of the matters intended to be acted upon are conditioned on the approval of other matters.

If you give Mr. Montano your proxy, he will take all steps necessary and lawful to approve his proposals. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow the Fund’s nominees to be elected and the Termination Proposal not to pass. If Mr. Montano believes that voting the proxies he receives would cause there to be a quorum and that the Fund’s nominees would be elected or the Termination proposal would not be approved, he may not attend the Annual Meeting and may withhold all proxies. The Fund has taken the position that Mr. Montano’s nominee and the Termination Proposal are not properly before the Annual Meeting. As a result, there is no assurance that the shares represented by this GREEN proxy card will be voted on those matters, or that any such votes will be counted or given effect at the Annual Meeting. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give him your proxy.

Mr. Montano is soliciting only the votes of holders of common shares of the Fund, not the holders of MRPS.

Mr. Montano recommends that you vote “FOR” Mr. Montano’s Nomination, the Termination Proposal and Fund Proposal 3, “AGAINST” Fund Proposal 4 and makes no recommendation on Fund Proposal 5.

INSTRUCTIONS: FILL IN VOTING CIRCLES IN BLACK OR BLUE INK. Example: ●

For the election of a Trustee, the middle column below means WITHHOLD; for all other matters it means AGAINST.

	FOR	AGAINST / WITHHOLD	ABSTAIN
Mr. Montano’s Nomination — To elect Trevor Montano as a Class II Trustee of the Fund.	◯	◯	◯
Termination Proposal — To terminate the Investment Advisory Agreement between the Fund and Angel Oak Capital Advisors, LLC, as set forth in this Proxy Statement.	◯	◯	◯
Fund Proposal 3 — To approve an amendment to the Declaration of Trust to lower the threshold to remove a Trustee for Cause from 75% to 66.67%.	◯	◯	◯
Fund Proposal 4 — To approve adjournments of the Annual Meeting.	◯	◯	◯
Fund Proposal 5 — To ratify Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027.	◯	◯	◯

Signature (Capacity) _______________________________ Date __________________

Signature (Joint Owner) (Capacity/Title) _______________________________ Date __________________

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

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